Annual Report


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                                 MARCH 31, 2002


FRANKLIN MULTI-INCOME TRUST


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FRANKLIN TEMPLETON
INVESTMENTS

     THANK YOU FOR INVESTING WITH FRANKLIN TEMPLETON. WE ENCOURAGE OUR INVESTORS TO MAINTAIN A LONG-TERM PERSPECTIVE AND REMEMBER THAT ALL SECURITIES MARKETS MOVE BOTH UP AND DOWN, AS DO FUND SHARE PRICES. WE APPRECIATE YOUR PAST SUPPORT
           AND LOOK FORWARD TO SERVING YOUR INVESTMENT NEEDS IN THE YEARS AHEAD.



[PHOTO OMITTED]

CHRISTOPHER J. MOLUMPHY, CFA
SENIOR PORTFOLIO MANAGER
FRANKLIN MULTI-INCOME TRUST



FRANKLINTEMPLETON.COM

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Electronic delivery is a convenient alternative to receiving these reports through the mail. Visit franklintempleton.com today, click on Account Services and sign up.

SHAREHOLDER LETTER


--------------------------------------------------------------------------------
YOUR TRUST'S GOAL: FRANKLIN MULTI-INCOME TRUST SEEKS TO PROVIDE HIGH, CURRENT INCOME CONSISTENT WITH PRESERVATION OF CAPITAL.
--------------------------------------------------------------------------------


Dear Shareholder:

We are pleased to bring you Franklin Multi-Income Trust's annual report covering the period ended March 31, 2002. The 12 months under review will be remembered mainly for the unprecedented terrorist attacks on American soil. Many economists believe this exacerbated the U.S. economic recession begun in March 2001. In fact, for the third quarter of 2001, U.S. gross domestic product fell for the first time in more than eight years.

Immediately following the terrorist attacks, investor risk aversion and uncertainty regarding our country's response led to a large sell-off in financial assets. To help restore investor faith in U.S. capital markets and ensure that the economy's liquidity remained strong, the Federal Reserve Board (the Fed) aggressively cut interest rates, resulting in a 175 basis point (1.75%) decline in short-term rates following the events of September 11 and an overall reduction of 275 basis points, or 2.75%, for the 12-month reporting period. In the weeks


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 16.



CONTENTS


Shareholder Letter ...................1

Performance Summary ..................8

Dividend Reinvestment
and Cash Purchase Plan ..............10

Annual Meeting of
Shareholders ........................14

Financial Highlights &
Statement of Investments ............15

Financial Statements ................20

Notes to
Financial Statements ................24

Independent
Auditors' Report ....................28

Tax Designation .....................29

Board Members
and Officers ........................30

PORTFOLIO BREAKDOWN
Based on Total Market Value
3/31/02

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Corporate Bonds                                 56.4%
Utilities Stocks                                36.9%
Misc. Equities & Preferred Stocks                4.6%
Foreign Currency Denominated Bonds               0.3%
Cash & Equivalents                               1.8%


after the attacks, Treasury bonds rose while stocks fell precipitously as investors sought Treasuries' relative safety. However, as the U.S. military campaign met with success and the country rallied together, investors switched course, driving stocks up from their lows and Treasuries' prices back down to prior levels. For example, the 10-year Treasury note ended the 12-month period yielding 5.42%, compared with a 4.93% yield at the beginning of the reporting period. Bond yields and prices move inversely, so that as yields rise, bond prices fall.

Like other higher risk asset classes, high yield bonds experienced tremendous volatility over the course of the Trust's fiscal year and generally fell in value. In addition to investors' risk aversion during the weeks following September 11, continued telecommunications industry defaults contributed to downward pressure on the high yield asset class. However, as the period progressed into 2002 and signs emerged that the recession might be short-lived, investors' expectations for nascent economic recovery contributed to a rebound for high yield bonds, and the CSFB High Yield Index returned 3.36% for the Trust's fiscal year ended March 31, 2002.(1) Meanwhile, utility stock performance generally depended on whether a company was regulated or exposed to fluctuating electricity and natural gas prices. Regulated utilities, which comprised a majority of the Trust's utility holdings, generally performed well, while unregulated utilities, which the Trust also owned, declined. Overall, the S&P Utilities Index returned -22.62% during the 12 months under review.(2)



1. Source: Standard & Poor's Micropal. The unmanaged CSFB High Yield Index is constructed to mirror the investable universe of the U.S. dollar-denominated high yield debt market and includes reinvested interest.

2. Source: Standard &
Poor's Micropal. The unmanaged S&P Utilities Index is a market capitalization-weighted index that includes utility stocks in the S&P 500 Index. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Trust's portfolio.

The Trust sought to take advantage of various opportunities during this tumultuous period by continuing its strategy of selling high yield bonds we believed were trading above their fundamental prospects or whose fortunes were susceptible to the economic weakness. We initiated positions in the bonds of companies we felt were unduly punished for their cyclical exposure or that offered potentially attractive returns in less cyclical businesses. Among utility investments, the Trust sold stocks that had benefited from selling electricity into California in 2000 and 2001, as electricity prices in the West have since tumbled. We also added exposure to natural gas utilities, as we believed their valuations became attractive after natural gas prices fell. In this overall volatile environment, Franklin Multi-Income Trust's cumulative total return for the year ended March 31, 2002, was -3.81% based on the change in net asset value and +9.23% based on the change in market price on the New York Stock Exchange, as shown in the Performance Summary on page 8.


INDUSTRY DISCUSSIONS
CABLE AND ALTERNATE PAY TELEVISION
The cable sector continued to offer investors a combination of relative stability and attractive growth prospects, in our opinion. During the reporting period, digital cable and high-speed Internet access providers continued to gain subscribers. Video-on-demand recently launched in several markets, which we believe should provide further growth opportunities, and these new services led to healthy revenue and cash flow growth in the sector. Additional industry consolidation during the period, such



TOP 10 HOLDINGS
3/31/02

COMPANY                      % OF TOTAL
SECTOR/INDUSTRY                MARKET
(SECURITY TYPE)                 VALUE
----------------------------------------

TXU Corp.                       3.3%
UTILITY (STOCK)

Duke Energy Corp.               2.9%
UTILITY (STOCK)

Xcel Energy Inc.                2.8%
UTILITY (STOCK)

Entergy Corp.                   2.6%
UTILITY (STOCK)

DTE Energy Co.                  2.5%
UTILITY (STOCK)

Dominion Resources Inc.         2.5%
UTILITY (STOCK)
Exelon Corp.                    2.4%
UTILITY (STOCK)

FPL Group Inc.                  2.3%
UTILITY (STOCK)

Reliant Energy Inc.             2.2%
UTILITY (STOCK)

Allegheny Energy Inc.           1.9%
UTILITY (STOCK)
as the announced AT&T and Comcast merger, could be credit-enhancing for the sector going forward. Meanwhile, direct broadcast satellite providers experienced very strong subscriber growth, which benefited the Trust's position in EchoStar. In our opinion, the proposed merger between EchoStar and DirecTV could result in a stronger credit in the future. We believe this sector's outlook is healthy, with new product offerings expected to drive revenue and cash flow growth.

MEDIA
Despite a weak advertising environment, our media investments held up well during the reporting period. Overall, advertising spending is estimated to have declined between 5%-9% during the reporting period; however, we avoided traditional U.S. advertising-based media companies, which benefited the Trust's performance during the period. CanWest Media achieved a successful integration of its existing Canadian television stations with the leading Canadian newspapers it acquired in 2001. Canadian advertising spending held up better than in the U.S., also benefiting the company. As we expected, Six Flags performed relatively well because its theme parks are regional, generally drawing visitors from within a 200-mile radius. Thus, they were not as exposed as destination amusement parks to the decline in air travel following September 11.

GAMING
The gaming sector underperformed the market following the September terrorist attacks, as investors worried that diminished travel would have a negative impact on the industry. However, our investments in this sector had strong liquidity and healthy balance sheets and bounced back strongly, outperforming the market during 2002's first quarter and for the Trust's reporting period overall. The Trust benefited by having limited exposure to Las Vegas, which may suffer if air travel remains weak. Of our gaming-related investments, Horseshoe's riverboat casinos experienced little negative impact from September 11; Park Place benefited from its large, diversified businesses so that any declines in its Las Vegas properties were not significant to overall operations; and Station Casinos, which caters to local patrons, was not dependent on the level of air travel.

WIRELESS
During the reporting period, the wireless industry continued to benefit from healthy growth and greater market penetration. Revenues grew despite increased pricing pressures, and although highly competitive, the wireless services market provided attractive opportunities for companies with sound business plans. In general, we focused on lower-cost operators who successfully expanded their networks, offering their customers better coverage. For example, Nextel Communications, a Trust holding, recently announced that a new technological advance in its transmission protocol would allow it to increase its network capacity with reduced capital expenditures. Additionally, we continue to expect that industry consolidation will positively impact high yield wireless issuers over the long term.

UTILITIES
The year under review proved volatile for utilities. Although the recessionary environment made stable, yield-oriented utilities attractive to investors, relatively low electricity and natural gas



DIVIDEND DISTRIBUTIONS
4/1/01-3/31/02

                    DIVIDEND
MONTH               PER SHARE
------------------------------

April               5.6 cents

May                 5.6 cents

June                5.6 cents

July                5.6 cents

August              5.6 cents

September           5.6 cents

October             5.6 cents

November            5.6 cents

December            5.6 cents

January             5.6 cents

February            5.6 cents

March               5.6 cents

------------------------------
TOTAL              67.2 CENTS
prices coupled with Enron's bankruptcy and scandal heightened investors' level of scrutiny toward the entire industry. Overall, those utilities that adhered to their traditional business platforms performed solidly. We continued to focus on high-quality electric and natural gas utility companies that produce a large percentage of their operating income from traditional utility services, and this strategy benefited the Trust during the 12-month period.


WHAT'S AHEAD
The combination of a recession and the terrorist attacks made the past year extremely difficult. However, we believe the outlook is significantly better. Many analysts expect an economic rebound in 2002, driven by lower short-term interest rates and an end to the inventory reduction that companies undertook in late 2001. The U.S. consumer has proven to be extremely resilient, and we believe inflation is likely to remain at or near its current low levels. The yield spread between Treasuries and high yield bonds stood at 7.44% on March 31, 2002, which is well above the historical average of 5.6%.(3) In addition, high yield bonds should benefit as the default rate is expected to decline in the latter part of 2002. In our opinion, utilities are favorably positioned for the future. Because 2001 was such a volatile year for utilities, given the bankruptcies of two major utility companies (PG&E and Enron), we believe 2002 holds promise to provide some more stability for this sector. We continue to find utilities offering attractive investment opportunities, as their relative valuations are historically low. Overall, with



3. Source: CSFB. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed.

the valuations of the Trust's major asset classes attractive on a historical basis, and with expectations of an improving economy for the remainder of 2002, we hold a positive outlook for the Trust.

We thank you for your continued investment in Franklin Multi-Income Trust and welcome your comments or suggestions.

Sincerely,


/S/SIGNATURE
Christopher J. Molumphy, CFA
Senior Portfolio Manager



/S/SIGNATURE
Glenn I. Voyles, CFA
Portfolio Manager

Franklin Multi-Income Trust




This discussion reflects our views, opinions and portfolio holdings as of March 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Trust. Our strategies and the Trust's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 3/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE TRUST'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF THE TRUST'S OPERATING EXPENSES. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS ACCORDING TO THE TERMS SPECIFIED IN THE TRUST'S DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN AND DO NOT REFLECT ANY SALES CHARGES PAID AT INCEPTION OR BROKERAGE COMMISSIONS PAID ON SECONDARY MARKET PURCHASES. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON TRUST DISTRIBUTIONS OR THE SALE OF TRUST SHARES.


PRICE AND DISTRIBUTION INFORMATION
                                         CHANGE         3/31/02   3/31/01
--------------------------------------------------------------------------------
Net Asset Value                          -$1.09          $8.71     $9.80
Market Price (NYSE)                      +$0.08          $8.70     $8.62
DISTRIBUTIONS (4/1/01-3/31/02)
Dividend Income                          $0.672




PERFORMANCE
                                              1-YEAR    5-YEAR    10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)
 Based on change in net asset value           -3.81%    +39.06%  +147.82%
 Based on change in market price              +9.23%    +53.12%  +157.70%
Average Annual Total Return(1)
 Based on change in net asset value           -3.81%     +6.82%    +9.50%
 Based on change in market price              +9.23%     +8.89%    +9.93%
Distribution Rate(2)                 7.72%



1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.

2. Distribution rate is based on an annualization of the Trust's 5.6 cent per share March monthly dividend and the NYSE closing price of $8.70 on 3/31/02.



Ongoing stock market volatility can dramatically change the Trust's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Trust invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.


For updated performance figures, please call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

PORTFOLIO OPERATIONS




CHRISTOPHER J. MOLUMPHY

SENIOR PORTFOLIO MANAGER
FRANKLIN ADVISERS, INC.
--------------------------------------------------------------------------------

Christopher Molumphy earned his Bachelor of Arts degree in economics from Stanford University and his master's degree in finance from the University of Chicago. He has been with Franklin Advisers, Inc. since 1988. Mr. Molumphy is a Chartered Financial Analyst and a member of several securities industry associations. He has managed Franklin Multi-Income Trust since 1991.



GLENN I. VOYLES

PORTFOLIO MANAGER
FRANKLIN ADVISERS, INC.
--------------------------------------------------------------------------------

Glenn Voyles is a Chartered Financial Analyst and holds a Bachelor of Arts degree in economics from Stanford University. He joined Franklin Templeton in 1993. He is a member of Security Analysts of San Francisco (SASF) and the Association for Investment Management and Research (AIMR).

DIVIDEND REINVESTMENT
AND CASH PURCHASE PLAN


The Trust's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you a prompt and simple way to reinvest dividends and capital gain distributions in shares of the Trust. The Plan also allows you to purchase additional shares of the Trust by making voluntary cash payments. PFPC Inc. (the "Plan Agent"), P.O. Box 8030, Boston, MA 02266-8030, acts as your Plan Agent in administering the Plan. The complete Terms and Conditions of the Dividend Reinvestment and Cash Purchase Plan are contained in the Trust's Dividend Reinvestment and Cash Purchase Plan Brochure. A copy of that Brochure may be obtained from the Trust at the address on the back cover of this report.

You are automatically enrolled in the Plan unless you elect to receive dividends or distributions in cash. If you own shares in your own name, you should notify the Plan Agent, in writing, if you wish to receive dividends or distributions in cash.

If the Trust declares a dividend or capital gain distribution, you, as a participant in the Plan, will automatically receive an equivalent amount of shares of the Trust purchased on your behalf by the Plan Agent.

The Plan permits you on a voluntary basis to submit in cash payments of not less than $100 each up to a total of $5,000 per month to purchase additional shares of the Trust. It is entirely up to you whether you wish to buy additional shares with voluntary cash payments, and you do not have to send in the same amount each time if you do. These payments should be made by check or money order payable to Franklin Multi-Income Trust and sent to PFPC Inc. (the "Plan Agent"), Attn: Franklin Multi-Income Trust, P.O. Box 8030, Boston, MA 02266-8030.

Your cash payment will be aggregated with the payments of other participants and invested on your behalf by the Plan Agent in shares of the Trust which are purchased in the open market

The Plan Agent will invest cash payments on approximately the 15th of each month in which no dividend or distribution is payable and, during each month in which a dividend or distribution is payable, will invest cash payments beginning on the dividend payment date. UNDER NO CIRCUMSTANCES WILL INTEREST BE PAID ON YOUR FUNDS HELD BY THE PLAN AGENT. Accordingly, you should send any voluntary cash payments which you wish to make shortly before an investment date but in sufficient time to ensure that your payment will reach the Plan Agent not less than 2 business days before an investment date. Payments received less than 2 business days before an investment date will be invested during the next month or, if there are more than 30 days until the next investment date, will be returned to you. You may obtain a refund of any cash payment by written notice, if the Plan Agent receives the written notice not less than 48 hours before an investment date.

There is no direct charge to participants for reinvesting dividends and capital gain distributions, since the Plan Agent's fees are paid by the Trust. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. The Plan Agent will deduct a $5.00 service fee from each of your voluntary cash payments.

The automatic reinvestment of dividends and capital gain distributions does not relieve you of any taxes which may be payable on dividends or distributions. In connection with the reinvestment of dividends and capital gain distributions, shareholders generally will be treated as having received a distribution equal to the cash distribution that would have been paid.

The Trust does not issue new shares in connection with the Plan. All investments are in full and fractional shares, carried to three decimal places. If the market price exceeds the net asset value you will receive shares at a price greater than net asset value per share in connection with purchases through the Plan.

You will receive a monthly account statement from the Plan Agent, showing total dividends and capital gain distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent, and, if you vote by proxy, your proxy will include all such shares.

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you.

You may withdraw from the Plan at any time, without penalty, by notifying the Plan Agent in writing at the address above. If you withdraw from the Plan, you may specify either: (a) that you wish to receive, without charge, stock certificates issued in your name for all full shares; or (b) that you prefer the Plan Agent to sell your shares and send you the proceeds less brokerage commissions and a $5.00 fee. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at current market price and send you a check for the proceeds.

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to the Plan Agent at the address noted above. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to determine if your nominee will participate in the Plan on your behalf.

The Trust or the Plan Agent may amend or terminate the Plan. You will receive written notice at least 90 days before the effective date of termination or of any amendment. In the case of termination, you will receive written notice at least 90 days before the record date of any dividend or capital gain distribution by the Trust.

FRANKLIN MULTI-INCOME TRUST
MINUTES OF THE ANNUAL
SHAREHOLDERS' MEETING



At an annual Meeting of Shareholders of Franklin Multi-Income Trust (the "Fund") held on September 11, 2001, shareholders approved the following:

1. Regarding the proposal to elect nominees for Trustees:

                                     % OF                                   % OF       % OF
                                     OUT-                                   OUT-       OUT-
                                   STANDING      % OF                     STANDING   STANDING
TRUSTEES            SHARES FOR      SHARES       VOTED       WITHHELD      SHARES     SHARES
---------------------------------------------------------------------------------------------
Edward B.
 Jamieson          4,870,290.14     83.145%     96.382%     182,796.32     3.121%     3.618%
Charles B.
 Johnson           4,877,623.14     83.270%     96.528%     175,463.32     2.995%     3.472%
Rupert H.
 Johnson, Jr.      4,878,623.14     83.287%     96.547%     174,463.32     2.978%     3.453%


FRANKLIN MULTI-INCOME TRUST
Financial Highlights

                                                                                  YEAR ENDED MARCH 31,
                                                              ------------------------------------------------------
                                                                 2002       2001        2000       1999       1998
                                                              ------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................     $ 9.80     $ 8.97      $10.04     $11.98    $ 10.34
                                                              ------------------------------------------------------
Income from investment operations:
 Net investment income ....................................        .63        .66         .71        .76        .72
 Net realized and unrealized gains (losses) ...............      (1.05)       .84        (.84)     (1.70)      2.18
                                                              ------------------------------------------------------
Total from investment operations ..........................       (.42)      1.50        (.13)      (.94)      2.90
                                                              ------------------------------------------------------
Less distributions from:
 Net investment income ....................................       (.67)      (.67)       (.70)      (.77)      (.77)
 Net realized gains .......................................         --         --        (.24)      (.23)      (.49)
                                                              ------------------------------------------------------
Total distributions .......................................       (.67)      (.67)       (.94)     (1.00)     (1.26)
Net asset value, end of year ..............................     $ 8.71     $ 9.80      $ 8.97     $10.04    $ 11.98
                                                              ======================================================
Market value, end of year(a) ..............................     $8.700     $8.620      $7.000     $9.000    $11.000
                                                              ======================================================

Total return (based on market value per share) ............      9.23%     33.54%    (12.29)%    (9.58)%     32.57%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................    $51,047    $57,412     $52,559    $58,827    $70,190
Ratios to average net assets:
 Expenses .................................................      3.45%      3.23%       3.30%      3.07%      3.00%
 Net investment income ....................................      6.97%      6.88%       7.33%      6.87%      6.47%
Portfolio turnover rate ...................................     18.27%     26.72%      30.42%     24.31%     45.31%
Total debt outstanding at end of year (000's) .............    $16,000    $16,000     $16,000    $16,000    $16,000
Asset coverage per $1,000 of debt .........................    $ 3,190    $ 3,588     $ 3,285    $ 3,677    $ 4,387
Average amount of notes per share during the year .........      $2.73      $2.73       $2.73      $2.73      $2.73


a Based on the last sale on the New York Stock Exchange.

                                            See notes to financial statements.

FRANKLIN MULTI-INCOME TRUST
STATEMENT OF INVESTMENTS, MARCH 31, 2002


                                                                                                 SHARES/
                                                                                                WARRANTS          VALUE
--------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS 48.2%

  COMMUNICATIONS 3.1%
  AT&T Corp. ............................................................................          37,500     $   588,750
a AT&T Wireless Services Inc. ...........................................................          12,067         108,000
  BellSouth Corp. .......................................................................          24,000         884,640
a Loral Space & Communications Ltd., wts., 12/27/06 .....................................           4,188           2,094
a Loral Space & Communications Ltd., wts., 1/15/07 ......................................           1,000           1,290
                                                                                                              ------------
                                                                                                                1,584,774
                                                                                                              ------------
  CONSUMER SERVICES .1%
  Marriott International Inc., A ........................................................           1,052          47,287
                                                                                                              ------------
  UTILITIES 45.0%
  Allegheny Energy Inc. .................................................................          30,000       1,240,500
  American Electric Power Co. Inc. ......................................................          17,500         806,575
  Atmos Energy Corp. ....................................................................          35,000         826,000
  CMS Energy Corp. ......................................................................          30,000         678,900
  Dominion Resources Inc. ...............................................................          25,000       1,629,000
  DPL Inc. ..............................................................................          25,000         638,750
  DTE Energy Co. ........................................................................          37,050       1,685,775
  Duke Energy Corp. .....................................................................          50,000       1,890,000
  Entergy Corp. .........................................................................          40,000       1,736,400
  Exelon Corp. ..........................................................................          30,000       1,589,100
  FPL Group Inc. ........................................................................          25,000       1,488,750
  NSTAR .................................................................................          15,500         702,770
  Public Service Enterprise Group Inc. ..................................................          11,100         508,380
  Puget Energy Inc. .....................................................................          25,000         519,750
  Questar Corp. .........................................................................          12,500         321,375
  Reliant Energy Inc. ...................................................................          55,400       1,428,766
  SCANA Corp. ...........................................................................          12,621         386,203
  Sempra Energy .........................................................................           3,202          80,530
  Southern Co. ..........................................................................          30,000         794,700
  TXU Corp. .............................................................................          40,000       2,180,400
  Xcel Energy Inc. ......................................................................          73,000       1,850,550
                                                                                                              ------------
                                                                                                               22,983,174
                                                                                                              ------------
  TOTAL COMMON STOCKS AND WARRANTS (COST $18,335,672) ...................................                      24,615,235
                                                                                                              ------------
  PREFERRED STOCKS 2.1%
  CONSUMER SERVICES
  Sinclair Capital, 11.625%, pfd. (COST $1,000,000) .....................................          10,000       1,055,000
                                                                                                              ------------
  CONVERTIBLE PREFERRED STOCKS 3.6%
  CONSUMER DURABLES .3%
  Ford Motor Co. Capital Trust II, 6.5%, cvt. pfd. ......................................           2,500         140,600
                                                                                                              ------------
  CONSUMER SERVICES .4%
  Host Marriott Corp., 6.75%, cvt. pfd. .................................................           4,400         194,181
                                                                                                              ------------

  FRANKLIN MULTI-INCOME TRUST
  STATEMENT OF INVESTMENTS, MARCH 31, 2002 (CONT.)


                                                                                                 SHARES/
                                                                                                WARRANTS          VALUE
--------------------------------------------------------------------------------------------------------------------------
  CONVERTIBLE PREFERRED STOCKS (CONT.)

  UTILITIES 2.9%
  Aquila Inc., 9.75%, cvt. pfd. .........................................................          27,300     $   742,560
  CMS Energy Trust I, 7.75%, cvt. pfd. ..................................................          22,000         737,308
                                                                                                              ------------
                                                                                                                1,479,868
                                                                                                              ------------
  TOTAL CONVERTIBLE PREFERRED STOCKS (COST $2,096,053) ..................................                       1,814,649
                                                                                                              ------------

                                                                                                PRINCIPAL
                                                                                                 AMOUNT D
                                                                                               ----------
  BONDS 73.6%
  COMMERCIAL SERVICES 1.8%
  Key3Media Group Inc., senior sub. note, 11.25%, 6/15/11 ...............................      $1,000,000         915,000
                                                                                                              ------------
  COMMUNICATIONS 13.5%
  Crown Castle International Corp., senior disc. note, zero cpn. to 8/01/04, 11.25%
  thereafter, 8/01/11 ...................................................................       1,000,000         615,000
  Dobson/Sygnet Communications Co., senior note, 12.25%, 12/15/08 .......................       1,000,000         985,000
  Intermedia Communications Inc., senior disc. note, B, zero cpn. to 7/15/02, 11.25%
  thereafter, 7/15/07 ...................................................................       1,250,000       1,156,250
  Level 3 Communications Inc., senior note, 9.125%, 5/01/08 .............................       1,000,000         440,000
  Loral CyberStar Inc., senior note, 10.00%, 7/15/06 ....................................         424,000         320,120
b McLeodUSA Inc., senior note, 11.375%, 1/01/09 .........................................         500,000         127,500
b Metrocall Inc., senior sub. note, 11.00%, 9/15/08 .....................................       1,000,000          15,000
  Millicom International Cellular SA, senior disc. note, 13.50%, 6/01/06 (Luxembourg) ...       1,500,000         817,500
  Nextel Communications Inc., senior note, 9.375%, 11/15/09 .............................       1,000,000         667,500
  Nextel Partners Inc., senior sub. note, 11.00%, 3/15/10 ...............................         300,000         193,500
  Triton PCS Inc., senior sub. note, 144A, 8.75%, 11/15/11 ..............................         500,000         467,500
  Triton PCS Inc., senior sub. note, 9.375%, 2/01/11 ....................................         500,000         483,750
  Voicestream Wireless Corp., senior note, 10.375%, 11/15/09 ............................         312,000         338,520
  Williams Communications Group Inc., senior note, 10.875%, 10/01/09 ....................       1,000,000         155,000
b XO Communications Inc., senior note, 9.625%, 10/01/07 .................................         500,000          65,000
b XO Communications Inc., senior note, 9.00%, 3/15/08 ...................................         500,000          65,000
                                                                                                              ------------
                                                                                                                6,912,140
                                                                                                              ------------
  CONSUMER NON-DURABLES 3.6%
  Armkel Finance Inc., senior sub. note, 9.50%, 8/15/09 .................................         400,000         428,000
  Dimon Inc., senior note, 9.625%, 10/15/11 .............................................         500,000         532,500
  Revlon Consumer Products Corp., senior sub. note, 8.625%, 2/01/08 .....................       1,000,000         460,000
  William Carter, senior sub. note, 10.875%, 8/15/11 ....................................         400,000         427,000
                                                                                                              ------------
                                                                                                                1,847,500
                                                                                                              ------------
  CONSUMER SERVICES 25.9%
  Adelphia Communications Corp., senior note, 10.875%, 10/01/10 .........................       1,000,000         935,000
  CanWest Media Inc., senior sub. note, 10.625%, 5/15/11 (Canada) .......................         500,000         552,500
  Chancellor Media Corp., senior note, 8.00%, 11/01/08 ..................................         500,000         525,000
  Chancellor Media Corp., senior sub. note, B, 8.75%, 6/15/07 ...........................         500,000         523,750
  Charter Communications Holdings LLC, senior disc. note, zero cpn. to 4/01/04, 9.92%
  thereafter, 4/01/11 ...................................................................       1,000,000         692,500
  Charter Communications Holdings LLC, senior note, 11.125%, 1/15/11 ....................         500,000         503,750

FRANKLIN MULTI-INCOME TRUST
STATEMENT OF INVESTMENTS, MARCH 31, 2002 (CONT.)

                                                                                                PRINCIPAL
                                                                                                 AMOUNT D          VALUE
--------------------------------------------------------------------------------------------------------------------------
  BONDS (CONT.)

  CONSUMER SERVICES (CONT.)
  Diamond Holdings PLC, senior note, 9.125%, 2/01/08 (United Kingdom) ...................      $  500,000     $   407,500
  EchoStar Broadband Corp., senior note, 10.375%, 10/01/07 ..............................       1,000,000       1,077,500
  Fox/Liberty Networks LLC, senior disc. note, zero cpn. to 8/15/02, 9.75%
  thereafter, 8/15/07 ...................................................................       1,000,000       1,016,250
  Horseshoe Gaming Holding Corp., senior sub. note, 8.625%, 5/15/09 .....................       1,000,000       1,045,000
  Host Marriott LP, 9.50%, 1/15/07 ......................................................         500,000         526,250
  Host Marriott LP, senior note, 9.25%, 10/01/07 ........................................         500,000         520,000
  LIN Holdings Corp., senior disc. note, zero cpn. to 3/01/03, 10.00%
  thereafter, 3/01/08 ...................................................................         850,000         760,750
  Park Place Entertainment Corp., senior sub. note, 9.375%, 2/15/07 .....................       1,000,000       1,062,500
  Quebecor Media Inc., senior note, 11.125%, 7/15/11 (Canada) ...........................       1,000,000       1,090,000
  Six Flags Entertainment Corp., senior note, 8.875%, 4/01/06 ...........................         600,000         626,628
  Station Casinos Inc., senior sub. note, 9.875%, 7/01/10 ...............................       1,100,000       1,185,250
  Telewest Communications PLC, senior disc. note, zero cpn. to 4/15/04, 9.25%
  thereafter, 4/15/09 (United Kingdom) ..................................................         500,000         181,250
                                                                                                              ------------
                                                                                                               13,231,378
                                                                                                              ------------
  DISTRIBUTION SERVICES
b AmeriServe Food Distribution Inc., senior note, 8.875%, 10/15/06 ......................         250,000           1,875
                                                                                                              ------------
  ELECTRONIC TECHNOLOGY .7%
  Solectron Corp., senior note, 9.625%, 2/15/09 .........................................         400,000         382,000
                                                                                                              ------------
  HEALTH SERVICES 4.6%
  Alliance Imaging Inc., senior sub. note, 10.375%, 4/15/11 .............................       1,000,000       1,070,000
  Insight Health Services Corp., 144A, 9.875%, 11/01/11 .................................         500,000         513,125
  Magellan Health Services Inc., senior sub. note, 9.00%, 2/15/08 .......................       1,000,000         780,000
                                                                                                              ------------
                                                                                                                2,363,125
                                                                                                              ------------
  INDUSTRIAL SERVICES 3.9%
  Allied Waste North America Inc., senior note, B, 7.875%, 1/01/09 ......................         500,000         483,750
  Universal Compression Inc., senior disc. note, zero cpn. to 2/15/03, 9.875%
  thereafter, 2/15/08 ...................................................................         500,000         482,500
  URS Corp., senior sub. note, 12.25%, 5/01/09 ..........................................       1,000,000       1,035,000
                                                                                                              ------------
                                                                                                                2,001,250
                                                                                                              ------------
  NON-ENERGY MINERALS 1.7%
  Compass Minerals Group, senior sub. note, 144A, 10.00%, 8/15/11 .......................         300,000         317,625
  Louisiana Pacific Corp., senior sub. note, 10.875%, 11/15/08 ..........................         200,000         216,500
  Steel Dynamics Inc., senior note, 144A, 9.50%, 3/15/09 ................................         300,000         313,500
                                                                                                              ------------
                                                                                                                  847,625
                                                                                                              ------------
  PROCESS INDUSTRIES 12.0%
  Anchor Glass, first mortgage, 11.25%, 4/01/05 .........................................       1,000,000         995,000
  Consolidated Container Co. LLC, senior disc. note, 10.125%, 7/15/09 ...................       1,000,000         740,000
  Equistar Chemical, senior note, 10.125%, 9/01/08 ......................................         200,000         207,000
  FiberMark Inc., senior note, 10.75%, 4/15/11 ..........................................       1,000,000         885,000
  Graham Packaging Co., senior disc. note, B, zero cpn. to 1/15/03, 10.75%
  thereafter, 1/15/09 ...................................................................         200,000         168,000
  Graham Packaging Co., senior sub. note, B, 8.75%, 1/15/08 .............................         200,000         189,000
  Huntsman ICI Chemicals LLC, senior disc. note, zero cpn., 12/31/09 ....................       2,000,000         520,000

FRANKLIN MULTI-INCOME TRUST
STATEMENT OF INVESTMENTS, MARCH 31, 2002 (CONT.)


                                                                                                PRINCIPAL
                                                                                                 AMOUNT D          VALUE
--------------------------------------------------------------------------------------------------------------------------
  BONDS (CONT.)

  PROCESS INDUSTRIES (CONT.)
  Millennium America Inc., senior note, 9.25%, 6/15/08 ..................................      $  500,000     $   517,500
  OM Group Inc., senior sub. note, 144A, 9.25%, 12/15/11 ................................         200,000         209,000
b Pindo Deli Finance Mauritius, senior note, 10.25%, 10/01/02 (Indonesia) ...............       1,000,000         185,000
  Resolution Performance Products, senior sub. note, 13.50%, 11/15/10 (United Kingdom) ..         400,000         450,000
  Riverwood International, senior sub. note, 10.875%, 4/01/08 ...........................       1,000,000       1,042,500
                                                                                                              ------------
                                                                                                                6,108,000
                                                                                                              ------------
  PRODUCER MANUFACTURING 4.0%
b Aetna Industries Inc., senior note, 11.875%, 10/01/06 .................................       1,000,000         155,000
  Nortek Inc., senior note, B, 9.125%, 9/01/07 ..........................................         750,000         776,250
  Nortek Inc., senior note, B, 8.875%, 8/01/08 ..........................................         250,000         257,500
  Terex Corp., senior sub. note, 144A, 9.25%, 7/15/11 ...................................         800,000         836,000
                                                                                                              ------------
                                                                                                                2,024,750
                                                                                                              ------------
  UTILITIES 1.9%
  Calpine Corp., senior note, 8.625%, 8/15/10 ...........................................       1,000,000         786,286
  ESCOM, E168, utility deb., 11.00%, 6/01/08 (South Africa) .............................       2,175,000 ZAR     171,761
                                                                                                              ------------
                                                                                                                  958,047
                                                                                                              ------------
  TOTAL BONDS (COST $45,606,253) ........................................................                      37,592,690
                                                                                                              ------------
  TOTAL LONG TERM INVESTMENTS (COST $67,037,978) ........................................                      65,077,574
                                                                                                              ------------
                                                                                                 SHARES
                                                                                               ----------
  SHORT TERM INVESTMENTS 2.4%
c Franklin Institutional Fiduciary Trust Money Market Portfolio (COST $1,222,864) .......       1,222,864       1,222,864
                                                                                                              ------------
  TOTAL INVESTMENTS (COST $68,260,842) 129.9% ...........................................                      66,300,438
  OTHER ASSETS, LESS LIABILITIES (29.9)% ................................................                     (15,253,677)
                                                                                                              ------------
  NET ASSETS 100.0%                                                                                           $51,046,761
                                                                                                              ============

CURRENCY ABBREVIATIONS:
ZAR - South African Rand


a Non-income producing
b See Note 7 regarding defaulted securities.
c The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc.
d The principal amount is stated in U.S. dollars unless otherwise indicated.


                                            See notes to financial statements.

FRANKLIN MULTI-INCOME TRUST
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2002



Assets:
 Investments in securities:
  Cost ................................................  $68,260,842
                                                         ============
  Value ...............................................   66,300,438
 Cash .................................................       18,894
 Receivables:
  Dividends and interest ..............................    1,143,515
 Note issuance costs (Note 3) .........................       47,192
                                                         ------------
        Total assets ..................................   67,510,039
                                                         ------------
Liabilities:
 Payables:
  Affiliates ..........................................       46,709
  Notes (Note 3) ......................................   16,000,000
  Accrued interest (Note 3) ...........................       48,000
 Distributions to shareholders ........................      328,026
 Other liabilities ....................................       40,543
                                                         ------------
        Total liabilities .............................   16,463,278
                                                         ------------
         Net assets, at value .........................  $51,046,761
                                                         ============
Net assets consist of:
 Undistributed net investment income ..................     (398,831)
 Net unrealized depreciation ..........................   (1,960,307)
 Accumulated net realized loss ........................     (384,215)
 Capital shares .......................................   53,790,114
                                                         ------------
         Net assets, at value .........................  $51,046,761
                                                         ============
Net asset value per share
($51,046,761 / 5,857,600 shares outstanding) ..........        $8.71
                                                         ============



                       See notes to financial statements.
20

FRANKLIN MULTI-INCOME TRUST
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2002



Investment income:
 Dividends ............................................   $1,357,611
 Interest .............................................    4,175,279
                                                         ------------
        Total investment income .......................    5,532,890
                                                         ------------
Expenses:
 Management fees (Note 4) .............................      582,946
 Transfer agent fees ..................................       37,818
 Custodian fees .......................................          871
 Reports to shareholders ..............................       14,746
 Registration and filing fees .........................          350
 Professional fees ....................................       40,785
 Trustees' fees and expenses ..........................       11,516
 Amortization of note issuance costs (Note 3) .........       19,214
 Other ................................................       45,568
                                                         ------------
        Expenses before interest expense ..............      753,814
        Interest expense (Note 3) .....................    1,080,000
                                                         ------------
         Total expenses ...............................    1,833,814
                                                         ------------
          Net investment income .......................    3,699,076
                                                         ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .........................................       14,495
  Foreign currency transactions .......................       (2,751)
                                                         ------------
        Net realized gain .............................       11,744
Net unrealized appreciation (depreciation) on:
 Investments ..........................................   (6,140,304)
 Translation of assets and liabilities denominated in
 foreign currencies ...................................          400
                                                         ------------
        Net unrealized depreciation ...................   (6,139,904)
                                                         ------------
Net realized and unrealized loss ......................   (6,128,160)
                                                         ------------
Net decrease in net assets resulting from operations ..  $(2,429,084)
                                                         ============


                       See notes to financial statements.

FRANKLIN MULTI-INCOME TRUST
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MARCH 31, 2002 AND 2001

                                                                                                      2002               2001
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................................................................    $ 3,699,076        $ 3,900,851
  Net realized gain (loss) from investments and foreign currency transactions ................         11,744           (332,098)
  Net unrealized appreciation (depreciation) on investments and translation of assets and
  liabilities denominated in foreign currencies ..............................................     (6,139,904)         5,221,094
                                                                                                  -------------------------------
        Net increase (decrease) in net assets resulting from operations ......................     (2,429,084)         8,789,847
 Distributions to shareholders from net investment income ....................................     (3,936,307)        (3,936,307)
                                                                                                  -------------------------------
        Net increase (decrease) in net assets ................................................     (6,365,391)         4,853,540
 Net assets
 Beginning of year ...........................................................................     57,412,152         52,558,612
                                                                                                  -------------------------------
 End of year .................................................................................    $51,046,761        $57,412,152
                                                                                                  ===============================
Undistributed net investment income included in net assets:
 End of year .................................................................................    $  (398,831)       $  (172,668)
                                                                                                  ===============================

                                            See notes to financial statements.
22

FRANKLIN MULTI-INCOME TRUST
Financial Statements (CONTINUED)

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED MARCH 31, 2002


Cash flow from operating activities:
 Dividends and interest received ......................    $ 4,672,756
 Operating expenses paid ..............................       (748,571)
 Interest expense paid ................................     (1,080,000)
                                                           ------------
  Cash provided - operations ..........................      2,844,185
                                                           ============
Cash flow from investing activities:
 Investment purchases .................................    (28,715,247)
 Investment sales and maturities ......................     29,826,263
                                                           ------------
  Cash provided - investments .........................      1,111,016
                                                           ============
Cash flow from financing activities:
 Distributions to shareholders ........................     (3,936,307)
                                                           ------------
  Cash used - financing ...............................     (3,936,307)
                                                           ============
Net change in cash ....................................         18,894
Cash at beginning of year .............................             --
                                                           ------------
Cash at end of year ...................................       $ 18,894
                                                           ============


RECONCILIATION OF NET INVESTMENT INCOME
TO NET CASH PROVIDED BY OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2002

Net investment income .................................    $ 3,699,076
 Amortization income ..................................       (784,365)
 Amortization of note issuance costs ..................         19,214
 Increase in dividends and interest receivable ........        (75,769)
 Increase in other liabilities ........................        (13,971)
                                                           ------------
Cash provided - operations ............................    $ 2,844,185
                                                           ============


                       See notes to financial statements.

FRANKLIN MULTI-INCOME TRUST
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Multi-Income Trust (the Fund) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end investment company. The Fund has two classes of securities: senior fixed-rate notes (the Notes) and shares of beneficial interest (the Shares). The Fund seeks high current income. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on a yield to maturity basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

FRANKLIN MULTI-INCOME TRUST
Notes to Financial Statements (CONTINUED)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

F. AUDIT GUIDE

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize all premium and discount on fixed-income securities. Such amortization is included in net investment income but did not impact the net assets or the distributions of the Fund. Prior to April 1, 2001, premiums and de minimus market discount on fixed-income securities were included in realized gains and losses. The cumulative effect of this accounting change resulted in an increase of $6,937 in the recorded cost of investments and a corresponding decrease in unrealized appreciation.

The effect of this change for the year ended March 31, 2002 was to decrease net investment income by $7,729, increase unrealized gains by $3,236, and increase realized gains by $4,493. The per share effect of this change for the year ended March 31, 2002 was less than $.005. The statements of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.


2. SHARES OF BENEFICIAL INTEREST

At March 31, 2002, there were an unlimited number of shares authorized ($0.01 par value). During the year ended March 31, 2002, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market.


3. SENIOR FIXED-RATE NOTES

On August 16, 1999, the Fund issued $16 million principal amount of a new class of five-year senior notes (the Notes). The Notes are general unsecured obligations of the Fund and rank senior to Trust shares and all existing or future unsecured indebtedness of the Fund.

The Notes bear interest, payable semi-annually, at the rate of 6.75% per year, to maturity on September 15, 2004. The Notes were issued in a private placement, and are not available for resale; therefore, no market value can be obtained for the Notes. The Fund is required to maintain on a monthly basis a specified discounted asset value for its portfolio in compliance with guidelines established by Standard & Poor's Corporation, and is required to maintain asset coverage for the Notes of at least 300%. The Fund has met these requirements during the year ended March 31, 2002.

The issuance costs of $96,069 incurred by the Fund are deferred and amortized on a straight line basis over the term of the Notes.

FRANKLIN MULTI-INCOME TRUST
Notes to Financial Statements (CONTINUED)



4. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers or directors of the following entities:

   ENTITY                                              AFFILIATION
-----------------------------------------------------------------------------
   Franklin Advisers, Inc. (Advisers)                  Investment manager
   Franklin Templeton Services, LLC (FT Services)      Administrative manager

The Fund pays an investment management fee to Advisers of .85% per year of the average weekly net assets of the Fund excluding the principal amount of the Notes.

Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.


5. INCOME TAXES

At March 31, 2002, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows.

   Capital loss carryovers expiring in:
    2008 ............................................    $ 24,985
    2009 ............................................     150,106
                                                         --------
                                                         $175,091
                                                         ========

At March 31, 2002, the Fund had deferred capital losses and deferred currency losses occurring subsequent to October 31, 2001 of $206,735 and $2,389, respectively. For tax purposes, such losses will be reflected in the year ending March 31, 2003.

The tax character of distributions paid during the year ended March 31, 2002, was the same for financial statement and tax purposes.

At March 31, 2002, the cost of investment, net unrealized depreciation, undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

   Cost of investments ..........................    $ 68,257,141
                                                     =============
   Unrealized appreciation ......................       8,493,934
   Unrealized depreciation ......................     (10,450,637)
                                                     -------------
   Net unrealized depreciation ..................    $ (1,956,703)
                                                     -------------
   Undistributed ordinary income ................    $    688,639
   Undistributed long term capital gains ........              --
                                                     -------------
   Distributable earnings .......................    $    688,639
                                                     =============

FRANKLIN MULTI-INCOME TRUST
Notes to Financial Statements (CONTINUED)



5. INCOME TAXES (CONT.)

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, and bond discounts and premiums.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions and bond discounts and premiums.


6. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 2002 aggregated $12,317,250 and $13,824,119, respectively.


7. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 55.8% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At March 31, 2002, the Fund held defaulted securities with a value aggregating $614,375 representing 1.2% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.


8. OTHER CONSIDERATIONS

Advisers, as the Fund's Manager, may serve as a member of various bondholder's steering committees, representing bondholder's interests in certain corporate restructuring negotiations, or on creditors committees. Currently the Manager serves on the bondholder committees of Metrocall Inc. As a result of this involvement, Advisers may be in possession of certain material non-public information. If the Fund's Manager, while in possession of such information, seeks to sell any of its holdings in these securities it will comply with all applicable federal securities laws.

FRANKLIN MULTI-INCOME TRUST
Independent Auditors' Report


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
OF FRANKLIN MULTI-INCOME TRUST

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations, cash flows, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Multi-Income Trust (the "Fund") at March 31, 2002, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 1, 2002

FRANKLIN MULTI-INCOME TRUST
Tax Designation


Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 25.42% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended March 31, 2002.

BOARD MEMBERS AND OFFICERS


The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS

                                                                    NUMBER OF
                                                               PORTFOLIOS IN FUND
                                                 LENGTH OF      COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION         TIME SERVED     BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRANK H. ABBOTT, III (81)       Trustee          Since 1989            108           None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment company); and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (69)           Trustee          Since 1989            138           Director, RBC Holdings, Inc. (bank holding
One Franklin Parkway                                                                 company) and Bar-S Foods (meat packing
San Mateo, CA 94403-1906                                                             company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation
(nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (74)          Trustee          Since 2000             44           None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); and FORMERLY,
member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel,
California Department of Transportation.
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (69)        Trustee          Since 1989            139           None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (72)          Trustee          Since 1989            108           Director, The California Center for Land
One Franklin Parkway                                                                 Recycling (redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------

                                                                    NUMBER OF
                                                               PORTFOLIOS IN FUND
                                                 LENGTH OF      COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION         TIME SERVED     BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (73)          Trustee          Since 1992            138           Director, Martek Biosciences Corporation;
One Franklin Parkway                                                                 WorldCom, Inc.(communications services);
San Mateo, CA 94403-1906                                                             MedImmune, Inc.(biotechnology); Overstock.com
                                                                                     (Internet services); and Spacehab, Inc.
                                                                                     (aerospaceservices).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman and Director, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River
Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992); and President, National
Association of Securities Dealers, Inc. (until 1987).
------------------------------------------------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS
                                                                    NUMBER OF
                                                               PORTFOLIOS IN FUND
                                                 LENGTH OF      COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION         TIME SERVED     BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**EDWARD B. JAMIESON (53)       President and    President              10           None
One Franklin Parkway            Trustee          Since 1992
San Mateo, CA 94403-1906                         and Trustee
                                                 since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; officer of other subsidiaries of Franklin Resources, Inc.;
and officer of five of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (69)       Chairman of      Chairman of           138           None
One Franklin Parkway            the Board        the Board
San Mateo, CA 94403-1906        and Trustee      since 1993
                                                 and Trustee
                                                 since 1989

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and
Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company
International; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources,
Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (61)   Senior Vice      Senior Vice           120           None
One Franklin Parkway            President and    President
San Mateo, CA 94403-1906        Trustee          since 1992
                                                 and Trustee
                                                 since 1989

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

                                                                    NUMBER OF
                                                               PORTFOLIOS IN FUND
                                                 LENGTH OF      COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION         TIME SERVED     BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (57)            Vice President   Since 1989       Not Applicable     None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (41)         Vice President   Since 1995       Not Applicable     None
One Franklin Parkway            and Chief
San Mateo, CA 94403-1906        Financial
                                Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Senior
Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and
Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC;
Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services,
Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin
Templeton Services, LLC; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 52 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (54)              Vice President   Since 2000       Not Applicable     None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property Resources, Inc. and
Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Property
Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (54)           Vice President   Since 2000       Not Applicable     None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton Worldwide, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment
Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow,
U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court
(District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
CHARLES E. JOHNSON (45)         Vice President   Since 1989       Not Applicable     None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton
Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Chairman of the Board, President
and Director, Franklin Investment Advisory Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin
Resources, Inc.; and officer and/or director or trustee, as the case may be, of 34 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------

                                                                    NUMBER OF
                                                               PORTFOLIOS IN FUND
                                                 LENGTH OF      COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION         TIME SERVED     BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GREGORY E. JOHNSON (40)         Vice President   Since 1989       Not Applicable     None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Templeton
Distributors, Inc.; President, Franklin Agency, Inc.; Vice President, Franklin Advisers, Inc.; Director, Fiduciary Trust Company
International; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer of two of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
EDWARD V. MCVEY (64)            Vice President   Since 1989       Not Applicable     None
26335 Carmel Rancho Blvd.
Carmel, CA 93923

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Distributors, Inc.; Executive Vice President, Templeton/Franklin Investment Services,
Inc.; and officer of 29 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
KIMBERLEY MONASTERIO (38)       Treasurer and    Since 2000       Not Applicable     None
One Franklin Parkway            Principal
San Mateo, CA 94403-1906        Accounting
                                Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 34 of the investment companies in
Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton
Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the
Trust's adviser and distributor. Edward B. Jamieson is considered an interested person of the the Trust under the federal securities laws due to his position as Executive Vice President of Franklin Advisers, Inc., which is the the Trust's adviser.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson and
Gregory E. Johnson.



33
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

LITERATURE REQUEST

For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.



FRANKLIN TEMPLETON INVESTMENTS


GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International
 (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund


GLOBAL GROWTH & INCOME
Franklin Global
 Communications Fund
Mutual European Fund
Templeton Global Bond Fund


GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund


GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund 2
Franklin Small Cap Growth Fund II 3
Franklin Technology Fund


GROWTH & INCOME
Franklin Balance Sheet
 Investment Fund 4
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund 5
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund


INCOME
Franklin Adjustable U.S. Government Securities Fund 6
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust 7
Franklin Short-Intermediate
 U.S. Government Securities Fund 6
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund 6
Franklin Federal Money Fund 6,8
Franklin Money Fund 6,8


TAX-FREE INCOME 9
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund 10
Tax-Exempt Money Fund 6,8


STATE-SPECIFIC
TAX-FREE INCOME 9
Alabama
Arizona
California 11
Colorado
Connecticut
Florida 11
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 10
Michigan 10
Minnesota 10
Missouri
New Jersey
New York 11
North Carolina
Ohio 10
Oregon
Pennsylvania
Tennessee
Texas
Virginia



INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 12



1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.

2. Formerly Franklin Small Cap Growth Fund I. Effective 9/1/01, the fund's name changed and its investment criteria expanded.

3. The fund is closed to most new investors, with the exception of retirement plan accounts and wrap program accounts. Existing shareholders can continue adding to their account.

4. Effective 5/1/02, the fund is closed to all new investors. Existing shareholders, however, will be able to continue adding to their accounts through exchanges and purchases. In addition, retirement plans with an existing account in the fund will be allowed to open new participant accounts.

5. Effective 4/1/02, the fund expanded its investment universe to include companies with market capitalizations up to $2.5 billion.

6. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

7. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

8. No assurance exists that the fund's $1.00 per share price will be maintained.

9. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

10. Portfolio of insured municipal securities.

11. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).

12. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.


                                                                           05/02

[LOGO OMITTED]
FRANKLIN TEMPLETON
INVESTMENTS

One Franklin Parkway
San Mateo, CA  94403-1906



ANNUAL REPORT
FRANKLIN MULTI-INCOME TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.

TRANSFER AGENT
PFPC Inc.
P.O. Box 8030
Boston, MA  02266-8030

INDENTURE TRUSTEE
Fleet National Bank
150 Windsor Street
Hartford, CT  06120

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

MIT A2002 05/02                 [GRAPHIC OMITTED]
                                Printed on recycled paper